This Supplement is filed pursuant to Rule 497(d) with regard to Municipal Investment Trust Fund, Intermediate Term Series 402

The text of the supplement to the Prospectus dated November 12, 1998 is as follows:

                       Supplement dated December 15, 1998
                    to Prospectus dated November 12, 1998, of
                         Municipal Investment Trust Fund
                          Intermediate Term Series 402

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The figures in the Example on Page 4 should be revised as follows:

If you sell your units at the end of the period:

                    1 Year     3 Years     5 Years      10 Years
                     $308        $336        $368         $460

If you do not sell your units:

                    1 Year     3 Years     5 Years     10 Years
                     $221        $336        $368        $460